EXHIBIT 13.2

Certification Required by Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Eli Gendler, Chief Financial Officer of Cimatron Ltd. (the “Company”), certify, pursuant to 18 U.S.C. § 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002), that, to my knowledge:

        (1) The annual report on Form 20-F of the Company for the fiscal year ended December 31, 2004, filed with the U.S. Securities and Exchange Commission (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eli Gendler
____________________
Eli Gendler
Chief Financial Officer
June 30, 2005